U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 1, 1997
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                 Date of Report (date of earliest event reported)

                           NEWCARE HEALTH CORPORATION
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               Exact name of Registrant as Specified in its Charter

         Nevada                  0-24110              86-0594391
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State or Other Jurisdiction   Commission File  IRS Employer Identification
     of Incorporation             Number                   Number

           6000 Lake Forrest Drive, Suite 315, Atlanta, Georgia  30328
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           Address of Principal Executive Offices, Including Zip Code

                                (404) 252-2923
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               Registrant's Telephone Number, Including Area Code

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 1, 1997, a newly-formed, wholly-owned subsidiary of NewCare Health Corporation (the "Company") purchased substantially all of the assets of the Meadowbrook Rehabilitation Hospital located in Gardner, Kansas. The purchase price of this acquisition was approximately
$1,396,000. Also on August 1, 1997, in a separate transaction, the subsidiary acquired the building and the land where the Meadowbrook Rehabilitation Hospital is located for $3,500,000.

     The Company financed these transactions through a loan of $4.5 million from HCFP Funding II, Inc. and approximately $396,000 from cash on hand. The loan is in the form of a secured bridge note which is due on July 31, 1999. The note bears interest at 3% over the prime rate and the interest is payable monthly. The Company paid the lender an origination fee of 1% of the loan ($45,000) and will also pay the lender a success fee equal to the greater of (i) 10% of the excess received from the sale, refinancing or other disposition of the Meadow Rehabilitation Hospital over $5 million or (ii) $150,000 if the disposition occurs within one year or $300,000 if the disposition occurs after that time. The note is secured by all of the real estate and assets of the hospital.

     The Meadowbrook Rehabilitation Hospital is an 84 bed specialty hospital located in Gardner, Kansas, approximately 20 miles southeast of Kansas City, Kansas. The facility focuses its care on acute and subacute rehabilitation as well as skilled nursing care. The facility provides physical therapy, occupational therapy, speech-language pathology and respiratory therapy.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements for the Meadowbrook Rehabilitation Hospital will be filed by amendment on or before October 15, 1997.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information will be filed by amendment on or before October 15, 1997.

     (c)  EXHIBITS.

         Exhibit 10.1   Asset Purchase Agreement with Meadowbrook
                        Neurocare-Kansas City, Inc.

         Exhibit 10.2   Agreement of Sale (Real Estate)

         Exhibit 10.3 Secured Bridge Note and Security Agreement and Mortgage, Assignment of Leases and Rents,
                        Security Agreement and Fixtures Filing

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    NEWCARE HEALTH CORPORATION

Dated: September 10, 1997           By/s/ James H. Sanregret
                                      James H. Sanregret,
                                      Chief Financial Officer